SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 27, 2011

RUDDICK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	1-6905	56-0905940
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800

Charlotte, North Carolina 28202

(Address of principal executive offices, including zip code)

(704) 372-5404

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2011, Ruddick Corporation (“Ruddick”) entered into a Unit Purchase Agreement (the “Agreement”) by and among Ruddick, Ruddick Operating Company, American & Efird U.S. Holdings, Inc. (“US Buyer”) and American & Efird Coöperatieve U.A. (“Non-US Buyer” and together with the US Buyer, the “Buyers”). Pursuant to the Agreement Ruddick agreed to sell all of its ownership interest in its wholly-owned subsidiary, American & Efird, Inc. (“A&E”) for $180 million in cash consideration, subject to adjustment as described below (the “Purchase Price”). The Buyers are newly formed affiliates of KPS Capital Partners, LP. The Purchase Price is subject to adjustments for working capital and certain liabilities including underfunded pension liability and foreign debt, all as described in more detail in the Agreement. The amount of the adjustment will be dependent on various factors including the timing of the closing of the transaction.

A&E is a manufacturer and distributor of premium quality industrial sewing thread, embroidery thread and technical textiles.

Closing of the transaction is expected to occur in Ruddick’s first quarter of fiscal 2012, which ends January 1, 2012, and is subject to closing conditions.

A copy of the Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. The description of certain terms of the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the Agreement. The Agreement contains representations, warranties and covenants and agreements by the parties thereto that are as of specific dates and are subject to qualifications and limitations, including by information contained in disclosure schedules that the parties exchanged upon execution of the Agreement. In addition, certain representations and warranties may be subject to contractual standards of materiality that may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. Shareholders are not third party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or the condition of Ruddick or any of its subsidiaries.

There are no material relationships among Ruddick and the Buyers or any of their respective affiliates, other than with respect to the Agreement and related ancillary agreements.

For further information, please refer to the press release of Ruddick dated October 27, 2011, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 2.06. MATERIAL IMPAIRMENTS.

In connection with the entry into the Agreement referenced in Item 1.01 above, Ruddick estimates that it will record pre-tax impairment charges and other related expenses totaling between $42 million and $48 million in the fourth quarter of fiscal 2011, which ended October 2, 2011. The after-tax impact on fourth quarter results is expected to range between $33 million and $37 million. Additional expenses, primarily related to the settlement of the pension liability and other employee benefit plans, will be determined at closing and are expected to be recorded in the first quarter of fiscal 2012. The amount of these losses will include adjustments for the recognition of a pro-rata share of the pension plan’s accumulated unrecognized net actuarial losses currently included in Accumulated Other Comprehensive Income and the impact from allocating existing plan assets under pension regulations. These charges are currently estimated to be approximately $66 million before tax and $40 million after tax. Additionally, adjustments for changes in the plan’s funded status from Ruddick’s fiscal year end until closing will be made and cannot presently be estimated. Ruddick does not anticipate that any of the foregoing impairment charges will result in any future cash expenditures.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the sale of A&E as described in Item 1.01, Ruddick’s Board of Directors approved the accelerated vesting of all outstanding and unvested restricted stock awards (and the shares of Ruddick stock payable thereunder) previously granted to A&E employees, including Fred A. Jackson, president of A&E, under Ruddick’s equity incentive compensation plans. As of the date of this report, a total of 18,000 unvested restricted stock awards previously granted to Mr. Jackson would be subject to such accelerating vesting. In addition, Ruddick and Mr. Jackson terminated the Change-in-Control and Severance Agreement dated September 19, 2007 between Ruddick and Mr. Jackson, and in connection therewith Mr. Jackson waived any and all rights under such agreement and released Ruddick from any and all obligations thereunder. Both the accelerated vesting and the termination of the Change-in-Control and Severance Agreement are contingent and only effective upon the consummation of the transactions contemplated in the Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “expect,” “estimate,” and similar expressions. Forward-looking statements include, among other things, assumptions regarding the closing of the transaction and estimates regarding the estimated expenses and impairment losses.

These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that may cause actual results to differ materially from such forward-looking statements include, but are not limited to, circumstances associated with the sale including a delay in closing, the failure to satisfy the closing conditions such as the continued employment of certain individuals, the performance of the parties under certain covenants contained in the Agreement, or obtaining an approval that may be required for the proposed sale or obtaining an approval subject to conditions that are not anticipated, and the potential for unanticipated charges not currently expected that may occur prior to the time of closing or that charges may change based on factors existing at the time of closing. These forward-looking statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on management’s beliefs and assumptions and on the information available to Ruddick at the time that this report was prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. Ruddick does not assume any duty to update these statements as of any future date or revise any forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

2.1	Unit Purchase Agreement, dated October 27, 2011, by and among Ruddick Operating Company, Ruddick Corporation, American & Efird Coöperatieve U.A. and American & Efird U.S. Holdings, Inc.*

99.1	Press Release of Ruddick Corporation dated October 27, 2011

*	Pursuant to Item 601(b)(2) of Regulation S-K, Ruddick hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By:	/S/ JOHN B. WOODLIEF
John B. Woodlief
Vice President – Finance and Chief Financial Officer

Dated: October 28, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

2.1	Unit Purchase Agreement, dated October 27, 2011, by and among Ruddick Operating Company, Ruddick Corporation, American & Efird Coöperatieve U.A. and American & Efird U.S. Holdings, Inc.*

99.1	Press Release of Ruddick Corporation dated October 27, 2011

*	Pursuant to Item 601(b)(2) of Regulation S-K, Ruddick hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.